EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Security Land and Development Corporation (the "Company") on Form 10-Q for the quarter ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, T. Greenlee Flanagin, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
/s/ T. Greenlee Flanagin
T. Greenlee Flanagin
President
Chief Executive Officer and Chief
Financial Officer
February 18, 2019

A signed original of this written statement required by Section 906 has been provided to Security Land and Development Corporation and will be retained by Security Land and Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.